UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________

FORM 8-K

__________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 5, 2024

TERADATA CORPORATION
(Exact name of registrant as specified in its charter)

Commission File Number 001-33458

Delaware	75-3236470
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

17095 Via Del Campo
San Diego, California 92127

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (866) 548-8348

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	TDC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02    Results of Operations and Financial Condition.
Teradata Corporation ("Teradata" or the "Company") is furnishing the following information as required under Item 2.02 “Results of Operations and Financial Condition” of Form 8-K. Such information, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934.
On August 5, 2024, the Company issued a press release setting forth its second quarter of fiscal year 2024 operating results as well as current outlook estimates for the third quarter of 2024 and for the full-year 2024 (the "Earnings Press Release"). A copy of the Earnings Press Release is attached hereto as Exhibit 99.1 and hereby incorporated by reference.
The Company also posted supplemental material dated August 5, 2024, on the Investor Relations page of its website at investor.teradata.com. Except as specifically noted herein, information on the Company’s website is not, and will not be deemed to be, a part of this Current Report on Form 8-K or incorporated into any other filings the Company may make with the Securities and Exchange Commission.

Item 2.05. Costs Associated with Exit or Disposal Activities.

On August 5, 2024, the Company announced that it has realigned its sales function and has initiated global restructuring and cost reduction actions to optimize operations, reduce non-revenue generating expenses, and drive efficiencies for long-term growth and profitability (the “Restructuring”). The Restructuring is expected to result in a reduction of the Company’s workforce affecting approximately 9% to 10% of the Company’s global workforce. The majority of the actions related to the Restructuring are expected to be completed by the end of 2024, with remaining actions to be completed by the end of 2025.

The Restructuring is expected to result in ongoing annualized cost savings of between $75 to $80 million, the majority of which are expected to be the result of reductions in operating expenses (the “Savings”). The Savings will primarily be initially realized throughout 2024 and 2025. The Company expects to invest a portion of the Savings back into revenue generating growth areas of the Company starting in 2025.

The Company expects that the majority of the costs relating to the Restructuring will include one-time employee separation benefits, transition support, and other employee-related costs. The Company expects that it will incur total charges related to the Restructuring in the range of approximately $20 to $25 million. The Company expects to recognize these charges in 2024 and 2025, with the majority recorded in 2024. Cash expenditures related to these actions are estimated at approximately $45 to $50 million, of which, approximately $30 to $35 million are expected to occur during 2024.

The estimates of the Savings (and any reinvestment thereof), costs, charges, and cash expenditures that the Company expects to incur in connection with the Restructuring, and the timing thereof, are subject to a number of assumptions, including local law requirements in various jurisdictions, and actual amounts may differ materially from the estimates. In addition, the Company may incur other costs and charges not currently contemplated due to unanticipated events that may occur, including in connection with the implementation of the Restructuring.

Item 9.01        Financial Statements and Exhibits.
(d)    Exhibits:
The following exhibits are attached with this current report on Form 8-K:

Exhibit No.	Description
99.1	Press Release, dated August 5, 2024, issued by the Company (Earnings Press Release).

104	Cover Page Interactive Data (embedded within the Inline XBRL document).

Safe Harbor Statement

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities and Exchange Act of 1934, as amended. Forward-looking statements generally relate to opinions, beliefs, and projections of expected future financial and operating performance, business trends, liquidity, and market conditions, among other things. These forward-looking statements are based upon current expectations and assumptions and often can be identified by words such as “expect,” “strive,” “looking ahead,” “outlook,” “guidance,” “forecast,” “anticipate,” “continue,” “plan,” “estimate,” “believe,” “will,” “would,” “likely,” “intend,” “potential,” or similar expressions. All statements, other than statements of historical facts, included in this Current Report on Form 8-K which address activities, events or developments that the Company expects or anticipates will or may occur in the future, including all statements about the anticipated Savings, costs, charges, reinvestment of a portion of the Savings, and cash expenditures of the Restructuring, and the Company’s financial guidance described herein and in the accompanying press release are forward-looking statements. These forward-looking statements are based upon current expectations and assumptions and involve risks and uncertainties that could cause the Company’s actual results to differ materially. In addition to the factors discussed in this Form 8-K filing, other risks and uncertainties could affect the Company’s future results, and could cause actual results to differ materially from those expressed in such forward-looking statements, including the global economic environment and business conditions in general, including inflation and/or recessionary conditions; the ability of our suppliers to meet their commitments to us; the timing of purchases, migrations, or expansions by our current and potential customers; the rapidly changing and intensely competitive nature of the information technology industry, the data analytics business, and artificial intelligence capabilities; fluctuations in our operating, capital allocation, and cash flow results; our ability to execute and realize the anticipated benefits of our refreshed brand, business transformation program or restructuring and cost saving initiatives, including the Restructuring described herein; risks inherent in operating in foreign countries, including sanctions, foreign currency fluctuations, and/or acts of war; risks associated with data privacy, cyberattacks and maintaining secure and effective products for our customers, as well as, internal information technology and control systems; the timely and successful development, production or acquisition, availability and/or market acceptance of new and existing products, product features and services, including for artificial intelligence; tax rates; turnover of our workforce and the ability to attract and retain skilled employees; protecting our intellectual property; availability and successful execution of new alliance and acquisition opportunities; subscription arrangements that may be cancelled or fail to be renewed; the impact on our business and financial reporting from the implementation of a new ERP system and changes in accounting rules; and other factors described from time to time in Teradata’s filings with the U.S. Securities and Exchange Commission, including its most recent annual report on Form 10-K, and subsequent quarterly reports on Forms 10-Q or current reports on Forms 8-K, as well as Teradata’s annual report to stockholders. Teradata does not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TERADATA CORPORATION

Date: August 5, 2024	By:	/s/ Claire Bramley
Claire Bramley
Chief Financial Officer